Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi Emerging Markets 2x Daily ETF
Cboe BZX Exchange, Inc. — EMXX
Summary Prospectus
May 28, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated May 28, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi Emerging Markets 2x Daily ETF
EMXX

Investment Objective
The Corgi Emerging Markets 2x Daily ETF (the "Fund") seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Vanguard FTSE Emerging Markets ETF (the "Underlying ETF"). The Fund does not seek to achieve its stated investment objective over a period of time greater than one trading day. The Fund, the Trust, and the Adviser are not affiliated with Vanguard, the Underlying ETF, any index tracked by the Underlying ETF, or any of their respective affiliates.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.45%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$45	$148
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund that, under ordinary market conditions, seeks daily investment results, before fees and expenses, that correlate to two times (2x) the daily performance of the Vanguard FTSE Emerging Markets ETF ("Underlying ETF"). For purposes of the Fund's name, "Emerging Markets" refers to equity exposure to issuers located in developing market countries, across large-, mid-, and small-capitalization companies, as represented by the Underlying ETF. The Fund seeks to achieve its objective on a single trading day basis only; returns for periods longer than one trading day will be the result of each day's returns compounded over the period and should not be expected to equal two times (2x) the cumulative performance of the Underlying ETF for the same period.
To pursue its 2x Daily Objective, the Fund expects to obtain most of its exposure through derivatives, primarily through total return swap agreements with major financial institutions, whereby the Fund and the swap counterparty agree to exchange the return on a notional amount linked to the Underlying ETF or a basket of its constituents, calculated on a daily basis, to provide leveraged exposure equal to approximately 200% of the Fund’s net assets. The Fund may also obtain leveraged exposure through exchange-traded equity futures contracts and exchange-traded options contracts, including standardized call and put options. The Fund will generally rebalance its exposure each trading day in order to seek to maintain approximately two times (2x) the daily performance of the Underlying ETF.
In connection with its derivative positions, the Fund will maintain cash and cash equivalents, such as U.S. Treasury bills and repurchase agreements, for collateral, liquidity, and portfolio management.
Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in financial instruments (for example, swaps and futures) that, in the aggregate, provide leveraged exposure to emerging market equity securities equal to approximately two times (200%) the daily performance of such investments. The Fund currently obtains this exposure through instruments linked to the Underlying ETF. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy.
The Underlying ETF seeks to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a free-float adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located in emerging market countries around the world. The Fund does not concentrate its investments in any industry or group of industries, except to the extent that the Underlying ETF's portfolio concentrates in a particular industry or group of industries. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.
This Prospectus relates only to shares of the Fund offered hereby and does not relate to shares of the Vanguard FTSE Emerging Markets ETF or any other securities of the Vanguard FTSE Emerging Markets ETF. Information about the Vanguard FTSE Emerging Markets ETF included in this Prospectus is based on the date of this Prospectus. The Underlying ETF's Index Provider and Vanguard are not affiliated with the Fund, the Trust, or the Adviser and are not involved in this offering. Investors should refer to the Vanguard FTSE Emerging Markets ETF's own prospectus and reports for more complete information about the Vanguard FTSE Emerging Markets ETF.
The Fund may enter into swap agreements with a limited number of counterparties. If the underlying security has a dramatic move in price that causes a material decline in the Fund's NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of a swap agreement between a Fund and its counterparty may permit the counterparty to immediately close out all swap transactions with the Fund. There is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Leverage Risk.
The Fund uses leverage to target approximately 2x the Underlying ETF's daily return. Losses are magnified relative to the Underlying ETF. If the Underlying ETF declines by around 50% during a trading day, the Fund could experience a near-total or total loss. The use of leverage increases volatility and the risk of rapid losses. Costs of obtaining and maintaining leverage, including financing charges embedded in derivatives, will reduce returns.
Compounding and Daily Rebalancing Risk.
The Fund seeks 2x the Underlying ETF's return for a single day, measured from one NAV calculation to the next. Over periods longer than one day, the effects of daily compounding, the path of Underlying ETF returns, and Underlying ETF volatility will likely cause the Fund's performance to differ, sometimes significantly, from 2x the Underlying ETF return for the same period. During volatile or frequently reversing markets, returns may be lower than 2x the Underlying ETF return for the period, and you could lose money even if the Underlying ETF is flat or rises over the holding period.
The following table illustrates the impact of Underlying ETF volatility and Underlying ETF return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
The table uses hypothetical annualized Underlying ETF volatility and Underlying ETF returns to illustrate the impact of these two principal factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Underlying ETF return for a one-year period. Each column corresponds to a level of hypothetical annualized Underlying ETF volatility.

Estimated Fund Returns
Underlying ETF Performance		Underlying ETF Annualized Volatility
One Year Return	Two times (2x) Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no dividends paid with respect to securities of the Underlying ETF; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different from that shown.
Correlation Risk.
The Fund seeks approximately 2x the daily performance of the Underlying ETF but may not achieve perfect leveraged correlation. Fees and expenses, transaction and financing costs, the use of derivatives, market disruptions, corporate actions, sampling, and limitations on rebalancing can all cause performance to deviate from the 2x Daily Objective.
Derivatives Risk.
To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.
Counterparty Risk.
The Fund expects to use swap agreements and other over-the-counter instruments with financial institutions. The Fund could lose money if a counterparty fails to perform its obligations. In stressed markets, a counterparty may have contractual rights to terminate or substantially amend transactions, which could impair the Fund's ability to maintain targeted exposure.
Indirect Investment Risk.
The Fund gains exposure to an unaffiliated Underlying ETF that is not involved in this offering. The Fund has no control over the Underlying ETF and relies on publicly available information. Fund shareholders have no voting or distribution rights with respect to the Underlying ETF, and actions taken by the Underlying ETF could negatively affect the Fund's performance.
Global Equity Market Risk.
Through its exposure to the Underlying ETF and other reference assets, the Fund is exposed to global equity market risk. Equity securities may decline in value due to issuer-specific factors or broad market and economic conditions. Global equity markets can be volatile and may be affected by changes in interest rates, inflation, economic growth, earnings trends, political events, trade disputes, pandemics, natural disasters, and other factors. Because the Fund provides leveraged exposure, declines in global equity markets may result in proportionally larger declines in the Fund's net asset value.
Foreign and Emerging Markets Risk.
The Underlying ETF will include foreign securities, including securities of issuers in emerging market countries. Foreign securities may be subject to additional risks not typically associated with U.S. securities, including currency risk, political and economic instability, less developed regulatory and legal systems, capital controls, expropriation, nationalization, sanctions, and less reliable financial reporting and trading practices. Emerging markets may be more volatile and less liquid than developed markets, and their securities may be more difficult to value or trade.
Currency Risk.
Because the Underlying ETF may invest in securities denominated in foreign currencies, the Fund is indirectly exposed to currency risk. Changes in currency exchange rates may reduce returns or increase losses. Even if the underlying securities gain value in their local currencies, the Fund's return may be reduced if the U.S. dollar strengthens relative to those currencies. The Fund does not expect to systematically hedge foreign currency exposure.
Financing, Margin, and Interest Rate Risk.
The Fund's use of derivatives and leverage requires the posting of margin and the maintenance of collateral, which may require the Fund to hold significant amounts of cash and short-term instruments. Changes in interest rates, margin requirements, or financing terms may increase the cost of maintaining leveraged positions or reduce the availability of leverage. Rising interest rates may increase the Fund's financing costs, reduce returns on cash and short-term instruments, and adversely affect equity market valuations.
Non-Diversified Fund Risk.
As a non-diversified fund, the Fund may invest a larger portion of its assets in fewer issuers, counterparties, or underlying reference assets than a diversified fund. Losses in one or more issuers, counterparties, or reference assets may have a greater adverse effect on the Fund's performance than would be the case for a diversified fund. In addition, the Fund's exposure may be concentrated in the Underlying ETF or a small number of other reference assets, which may increase risk.
ETF Trading, Premium/Discount and Authorized Participant Concentration Risk.
Shares of the Fund trade on an exchange at market prices, which may differ from the Fund's net asset value ("NAV"). Shares may trade at a premium or discount to NAV, and the market for the Fund's Shares may become less liquid in stressed market conditions. The Fund relies on a limited number of financial institutions to act as market makers and Authorized Participants ("APs") to create and redeem Shares. If market makers or APs reduce or cease their activities, bid-ask spreads and premiums or discounts may increase, and secondary-market liquidity may deteriorate.
Cash Transactions, Tax Efficiency, Brokerage Commissions and Bid-Ask Spread Risk.
To the extent the Fund affects creations or redemptions in cash rather than in-kind, the Fund may need to purchase or sell portfolio securities and derivatives in connection with those transactions. This may cause the Fund to incur additional transaction costs, realize taxable gains, and reduce the Fund's tax efficiency relative to ETFs that rely more heavily on in-kind transfers. In addition, investors buying or selling Fund Shares in the secondary market will typically pay brokerage commissions and will bear costs associated with the bid-ask spread between the price at which a dealer is willing to buy Fund Shares and the price at which the dealer is willing to sell Fund Shares. These trading costs can be significant for some investors, particularly for investors who trade frequently or in smaller amounts.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets and build secondary-market liquidity.
New Adviser Risk.
The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Limited Shareholder Rights Risk.
The Trust’s governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented.
After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return).
The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.
Past performance (before and after taxes) is not a guarantee of future results.
Once available, updated performance information will be posted on the Fund’s website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.